SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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RECON TECHNOLOGY, LTD

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RECON TECHNOLOGY, LTD

Room 1902, Building C, King Long International Mansion

No. 9 Fulin Road, Beijing 100107

People’s Republic of China

Notice of 2015 Annual Meeting of Stockholders

To Be Held on June 30, 2016

To the Stockholders:

Recon Technology, Ltd. (the “Company,” or “we”) will hold the 2015 annual meeting of stockholders (the “Annual Meeting”) on June 30, 2016 at 9:00 a.m., Beijing Time, at Room 1902, King Long International Mansion, 9 Fulin Road, Beijing, China, for the following purposes:

1.	To elect two Class III members of the board of directors, to serve a term expiring at the Annual Meeting following the fiscal year ending June 30, 2018, or until his successor is duly elected and qualified;

2.	To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016;

3.	To conduct a non-binding vote on the Company’s 2015 executive compensation; and

4.	To transact any other business as may properly come before the meeting.

The foregoing items of business are more completely described in the proxy statement accompanying this notice. The board of directors unanimously recommends that the stockholders vote “FOR” the election of two Class III directors, vote “FOR” the ratification of the appointment of Friedman LLP and vote “FOR” the approval of the Company’s 2015 executive compensation.

The board of directors has established the close of business on May 27, 2016 as the “record date” that will determine the stockholders who are entitled to receive notice of, and to vote at, the Annual Meeting or at any adjournment or postponement of the Annual Meeting. The notice of the Annual Meeting, this proxy statement, the proxy card and a copy of our 2015 Annual Report on Form 10-K will be first sent or made available to stockholders on or before June 8, 2016.

Attendance at the Annual Meeting is limited to the Company’s stockholders, their proxies and invited guests of the Company.

By order of the Board of Directors,

/s/ Yin Shenping
Yin Shenping,
Chairman and Chief Executive Officer

Table of Contents

Page No.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND THE ACQUISITION	1
PROPOSAL 1: ELECTION OF DIRECTORS	5
Director Biographies	5
Board Of Directors and Corporate Governance Information	8
Management — Business History Of Executive Officers	14
Employment Agreements with the Company’s Named Executive Officers	14
Executive Compensation	15
Outstanding Equity Awards at Fiscal Year-End	15
Equity Compensation Plan Information	16
PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2016	19
Audit Committee Report and Fees Paid to Independent Registered Public Accounting Firm	19
We Recommend That You Vote for the Ratification of Friedman LLP as the Company's Fiscal 2016 Independent Registered Public Accounting Firm	21
General	22
STOCKHOLDERS SHARING AN ADDRESS	23
OTHER MATTERS TO COME BEFORE THE MEETING	23

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The following questions and answers are intended to address briefly some commonly asked questions regarding the Annual Meeting. These questions and answers may not address all of the questions that may be important to you as a stockholder. To better understand these matters you should carefully read this entire proxy statement.

Q: Why am I receiving this proxy statement?

A: The Company is holding its Annual Meeting to elect two Class III directors, ratify the appointment of the Company’s auditors, and to transact any business that may properly come before the meeting.

We have included in this proxy statement important information about the Annual Meeting. You should read this information carefully and in its entirety. The enclosed voting materials allow you to vote your shares without attending the applicable stockholder meeting. Your vote is very important and we encourage you to submit your proxy as soon as possible.

Q: What proposals are the stockholders being asked to consider?

A: The stockholders are being asked to:

1.	elect two Class III members of the board of directors, to serve a term expiring at the Annual Meeting of Shareholders following the fiscal year ending June 30, 2018, or until his successor is duly elected and qualified;

2.	ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016;

3.	approve our executive compensation for the period ended June 30, 2015 as part of a non-binding advisory vote; and

4.	transact any other business properly coming before the meeting.

Q: What are the recommendations of the boards of directors?

A: THE BOARD OF DIRECTORS HAS DETERMINED THAT THE ELECTION OF TWO CLASS III MEMBERS OF THE BOARD OF DIRECTORS AND THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S FIRM AUDITORS ARE ADVISABLE AND IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND HAS UNANIMOUSLY APPROVED THE PROPOSALS DESCRIBED HEREIN. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF DIRECTORS, “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S AUDITORS AND “FOR” THE APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION.

Q: When and where will the Annual Meeting be held?

A: The Annual Meeting of stockholders will be held June 30, 2016 at 9:00 a.m., Beijing Time, at Room 1902, King Long International Mansion, 9 Fulin Road, Beijing, China.

Q: Who is entitled to vote at the Annual Meeting?

A: The record date for the Annual Meeting is May 27, 2016. Only holders of ordinary shares of the Company as of the close of business on the record date are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. As of the record date there were 5,804,005 ordinary shares outstanding.

Q: What constitutes a quorum for the Annual Meeting?

A: At the Annual Meeting, the presence in person or by proxy of one-third (1/3) of our outstanding ordinary shares as of the record date will constitute a quorum at such Annual Meeting. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting.

Q: How many votes are required to approve the proposals?

A: Nomination of Class III Directors: The nominees receiving the highest number of “For” votes will be elected as a directors. This number is called a plurality. Shares not voted will have no impact on the election of directors. The proxy given will be voted “For” the nominee for director unless a properly executed proxy card is marked “Withhold” as to the nominee for director.

Ratification of Appointment of Auditors: The ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016 requires that a majority of the votes cast at the meeting be voted “For” the proposal. A properly executed proxy card marked “Abstain” with respect to this proposal will not be voted.

Approval, on a non-binding basis, of our executive compensation: The approval, on a non-binding basis, of the compensation of the Company’s named executive officers requires that a majority of the votes cast at the meeting be voted “For” the proposal. A properly executed proxy card marked “Abstain” with respect to this proposal will not be voted.

Q: Is cumulative voting permitted for the election of directors?

A: No. You may not cumulate your votes for the election of directors.

Q: How do the stockholders vote?

A: The stockholders have four voting options. You may vote using one of the following methods:

•	Internet. You can vote over the Internet by accessing the website at www.proxyvote.com and following the instructions on the website. Internet voting is available 24 hours a day. If you vote over the Internet, do not return your proxy card.
•	Telephone. If you hold shares directly in your own name and are the holder of record, you can vote by telephone by calling the toll-free number 1-800-690-6903 in the United States, Canada or Puerto Rico on a touch-tone phone. You will then be prompted to enter the control number printed on your proxy card and to follow the subsequent instructions. Telephone voting is available 24 hours a day. If, however, you hold the shares through a broker (“street name”) and not in your own name, then follow the specific instructions included in your proxy materials, including the specific phone number to use, to vote your shares by phone.

•	Mail. You can vote by mail by simply completing, signing, dating and mailing your proxy card in the postage-paid envelope included with this proxy statement.
•	In Person. You may also come to the Annual Meeting and cast your vote there. The board of directors recommends that you vote by proxy even if you plan to attend the meeting. If your shares are held in a stock brokerage account or through a bank, broker or other nominee, or, in other words, in street name, and you wish to vote in person at the meeting, you must bring a letter from your bank, broker or nominee identifying you as the beneficial owner of the shares and authorizing you to vote such shares at the meeting.

Q: How can I attend the meeting?

A: The meeting is open to all holders of the Company’s ordinary shares as of the record date. You may attend the meeting in person or at the Internet location listed on your proxy card. In addition, you may call in to the conference call for the meeting. The dial-in number in the United States is 1-866-620-9467, and the dial-in number in China is 010-95057. The password for the meeting is 97399962. Shareholders living in other countries are welcome to attend the conference call by contacting our Company at info@recon.cn.

Q: May stockholders ask questions at the meeting?

A: Yes. Representatives of the Company will answer questions of general interest at the end of the meeting. In addition, a representative of Friedman LLP, our independent registered public accounting firm, is expected to be present at the Annual Meeting and will be allowed the opportunity to make a statement if desired and respond to appropriate questions.

Q: If my shares are held in “street name” by a broker or other nominee, will my broker or nominee vote my shares for me?

A: Your broker or other nominee does not have authority to vote on non-routine matters. All of the proposals presented at the Annual meeting are considered non-routine matters. Your broker or other nominee will vote your shares held by it in “street name” with respect to these matters only if you provide instructions to it on how to vote. You should follow the directions your broker or other nominee provides.

Q: What if I do not vote on the matters relating to the proposals?

A: If you fail to vote or fail to instruct your broker or other nominee how to vote on any of the proposals, it will have no effect on such proposals. It will be treated as a “non-vote” and not count toward a quorum.

Q: May I change my vote after I have delivered my proxy or voting instruction card?

A: Yes. You may change your vote at any time before your proxy is voted at the Annual meeting. You may do this in one of four ways:

•	by sending a notice of revocation to the corporate secretary of the Company, dated as of a later date than the date of the proxy and received prior to the Annual Meeting;

•	by sending a completed proxy card bearing a later date than your original proxy card and mailing it so that it is received prior to the Annual Meeting;

•	by logging on to the Internet website specified on your proxy card in the same manner you would submit your proxy electronically or by calling the telephone number specified on your proxy card, in each case if you are eligible to do so and following the instructions on the proxy card; or

•	by attending your annual or Annual Meeting, as applicable, and voting in person.

Your attendance alone will not revoke any proxy.

If your shares are held in an account at a broker or other nominee, you should contact your broker or other nominee to change your vote.

Q: Do I have appraisal rights?

A: The stockholders do not have appraisal rights with respect to the matters to be voted upon at the Annual Meeting.

Q: Whom should I call if I have questions about the proxy materials or voting procedures?

A: If you have questions about the proposals, or if you need assistance in submitting your proxy or voting your shares or need additional copies of this proxy statement or the enclosed proxy card, you should contact Recon Technology Ltd., Room 1902, Building C, King Long International Mansion, No. 9 Fulin Road, Beijing 100107, People’s Republic of China. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

Q: What do I need to do now?

A: After carefully reading and considering the information contained in this proxy statement, including the annexes, please vote your shares as soon as possible so that your shares will be represented at the Annual Meeting. Please follow the instructions set forth on the proxy card or on the voting instruction form provided by the record holder if your shares are held in the name of your broker or other nominee.

Q: Who is paying for the expenses involved in preparing and mailing this proxy statement?

A: All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid for by the Company.  In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person.  Such persons will receive no compensation for their services other than their regular salaries.  Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

Q: What Interest Do Officers and Directors Have in Matters to Be Acted Upon?

A: Members of the board of directors and executive officers of the Company do not have any interest in any other proposal that is not shared by all other stockholders of the Company, other than Proposal 1, the election to our board of the two nominees set forth herein.

PROPOSAL 1

ELECTION OF DIRECTORS

(ITEM 1 ON THE PROXY CARD)

Director Biographies

A brief biography of each director in each Class follows. You are asked to vote for two nominees to serve as Class III members of the board of directors. The candidates for the board of directors have consented to serve if elected. The terms of the Class II members of the board of directors continue until the Annual Meeting of Stockholders following the fiscal year ending June 30, 2017 and the terms of the Class I member of the board of directors continues until the Annual Meeting of Stockholders following the fiscal year ending June 30, 2016.

Nominees for election as Class III members of the board of directors to serve for three-year terms, whose terms continue until the Annual Meeting of Stockholders following the fiscal year ending June 30, 2018:

Yin Shenping
Chief Executive Officer and Director Nominee
Age – 46

Director since 2007

In 2003, Mr. Yin founded Nanjing Recon, a Chinese company that provides services to automate and enhance the extraction of petroleum in the PRC, and has been the Chief Executive Officer since that time. Prior to founding Nanjing Recon, Mr. Yin served as a sales manager for Fujian Haitian Network Company from 1992 through 1994. Mr. Yin has founded and operated a number of companies: Xiamen Hengda Haitian Computer Network Co., Ltd. (1994), Baotou Hengda Haitian Computer Network Co., Ltd. (1997) and Beijing Jingke Haitian Electronic Technology Development Co., Ltd. (1999), and Jingsu Huasheng Information Technology Co., Ltd. (2000). In 2000, Mr. Yin merged the former Nanjing Kingsley Software Engineering Co., Ltd. into Nanjing Recon. Mr. Yin received his bachelor’s degree in 1991 from Nanjing Agricultural University in information systems. Mr. Yin was chosen as a director, and serves as Chairman of the board, because he is one of the founders of our company and we believe his knowledge of our company and years of experience in our industry give him the ability to guide our company as a director.

Chen Guangqiang
Chief Technology Officer and Director Nominee
Age – 52

Director since 2007

Mr. Chen has served as our Chief Technology Officer since 2003. Mr. Chen was a geological engineer for the Fourth Oil Extraction Plant of Huabei Oil Field from 1985 through 1993. From 1993 through 1999, Mr. Chen was a chief engineer for Xinda Company, CNPC Development Bureau. From 1999 through 2003, Mr. Chen served as the general manager of Beijing Adar. From 2011 to March 2013, Mr. Chen was a founder and majority shareholder of Qinghai Hua You Downhole Technology Co., Ltd. (“QHHY”). From March 2013 to December 2014, Mr. Chen remained a 40% shareholder of QHHY but was no longer involved QHHY’s day to day operations. Mr. Chen received his bachelor’s degree in 1985 from Southwest Petroleum Institute. Mr. Chen was chosen as a director because he is one of the founders of our company and we believe we can benefit from his years of engineering and management experience in the oil extraction industry.

Class II members of the board of directors, whose terms continue until the Annual Meeting of Stockholders following the fiscal year ending June 30, 2017:

Hu Jijun
Independent Director
Age – 50

Director since 2008

Mr. Hu joined our Board of Directors in 2008. From 1988 to 2003, Mr. Hu served in a variety of positions at our No. 2 test-drill plant, including technician of installation, assets equipment work, electrical installation, control room production dispatcher, Deputy Chief Engineer of the Technology Battalion and Deputy Director of Production. From 2003 to 2005, Mr. Hu served as Head of the Integrated Battalion and he is currently the Head of the Transport Battalion, Senior Electric Engineer. Mr. Hu graduated as an automated professional from the China University of Petroleum in 1988. Mr. Hu was chosen as a director because we believe his years of experience and knowledge gained while working at our No. 2 test-drill plant will prove beneficial to the guidance of our company.

Nelson N.S. Wong

Independent Director

Age – 53

Director since 2008

Mr. Wong joined our board of directors in 2008. In 1990 Mr. Wong joined the Vigers Group, a real estate company that provides services in valuation, corporate property services, investment advisory services, general practice surveying, building surveying, commercial, retail and industrial agency, and property and facilities management. Mr. Wong became the Vice Chairman and CEO of the Vigers Group in 1993. In 1995 Mr. Wong established the ACN Group, a business consulting firm, where he has worked continuously and continues to serve as the Chairman and Managing Partner. Mr. Wong received a bachelor’s degree in arts from the PLA Institute of International Relations in Nanjing in 1983. Mr. Wong was chosen as a director because we believe we can benefit from his leadership skills and management experience.

Class I member of the board of directors, whose term continues until to the Annual Meeting of Stockholders following the fiscal year ending June 30, 2016:

Zhao Shudong

Independent Director

Age – 69

Before retiring in 2006, Mr. Zhao spent over 30 years working in the oilfield industry. From 1970 to 1976, Mr. Zhao worked as a technician in the Daqing oilfield. From 1976 to 1982, Mr. Zhao served as the vice director of the Hubei Oilfield Generalized Geologic Technical Research Institute. Mr. Zhao then spent 11 years as a director and section chief at the Scientific and Technological Development Department of the Huabei Petroleum Administrative Bureau. He was subsequently appointed Chief Geologist of the bureau, a position he held from 1993 to 1999. From 1999 to 2006, Mr. Zhao served as the General Manager of the Huabei Oilfield Company of CNPC. Mr. Zhao studied at the Northeast Petroleum Institute from 1965 to 1970. Mr. Zhao was chosen as a director because of his extensive experience in the oilfield industry.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities or commodities laws, any laws respecting financial institutions or insurance companies, any law or regulation prohibiting mail or wire fraud in connection with any business entity or been subject to any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organization, except for matters that were dismissed without sanction or settlement. None of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Leadership Structure of the Board of Directors

Mr. Yin Shenping currently holds both the positions of Chief Executive Officer and Chairman of the board of directors. The board of directors believes that Mr. Yin’s service as both Chief Executive Officer and Chairman of the board of directors is in the best interests of the Company and its shareholders. Mr. Yin possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its business and is thus best positioned to develop agendas that ensure that the board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s stockholders, employees, customers and suppliers.

We do not have a lead independent director because of the foregoing reasons and also because we believe our independent directors are encouraged to freely voice their opinions on our relatively small company board. We believe this leadership structure is appropriate because we are a smaller reporting company that recently became listed on a public exchange; as such, we deem it appropriate to be able to benefit from the guidance of Mr. Yin as both our Chief Executive Officer and Chairman of the board of directors.

Risk Oversight

Our board of directors plays a significant role in our risk oversight. The board of directors makes all relevant Company decisions. As such, it is important for us to have our Chief Executive Officer serve on the board as he plays a key role in the risk oversight of the Company. As a smaller reporting company with a small board of directors, we believe it is appropriate to have the involvement and input of all of our directors in risk oversight matters.

There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficial owner of more than 5% of the Company’s shares of common stock, or any associate of such persons is a party adverse to Company or has a material interest adverse to the Company.

WE RECOMMEND THAT YOU VOTE FOR THE ELECTION OF THE
CLASS III NOMINEES TO THE BOARD OF DIRECTORS.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

What if a nominee is unwilling or unable to serve?

The two nominees listed in the Proxy Statement have agreed to serve as directors, if elected. If for some unforeseen reason either nominee becomes unwilling or unable to serve, proxies will be voted for a substitute nominee selected by the board of directors.

How are directors compensated?

All directors hold office until the expiration of their respective terms and until their successors have been duly elected and qualified. There are no family relationships among our directors or executive officers. Officers are elected by and serve at the discretion of the board of directors. Employee directors and non-voting observers do not receive any compensation for their services. Non-employee directors are entitled to receive $2,000 per each board of directors meeting attended. In addition, non-employee directors are entitled to receive compensation for their actual travel expenses for each board of directors meeting attended.

Summary Director Compensation Table

Name(1)	Fees earned or paid in cash	Option Awards	Total(2)
Nelson N.S. Wong	$8,000	$5,728	$13,728
Hu Jijun	$8,000	$5,728	$13,728
Zhao Shudong	$8,000	$4,124	$12,124

(1)	Compensation for our directors Yin Shenping and Chen Guangqiang, who also serve as executive officers, is fully disclosed in the executive compensation discussion on pages 15-16 of this Proxy Statement.
(2)	None of the directors received any ordinary share awards, nonqualified deferred compensation earnings or non-equity incentive plan compensation in fiscal year 2015.
(3)	On January 31, 2015, the Company granted 25,000 options to Mr. Nelson N.S. Wong, which options vest over a period of three years, one third of which vest on January 31 of each year beginning in 2016. The grant date fair value of such options was $1.65.
(4)	On January 31, 2015, the Company granted 25,000 options to Mr. Hu Jijun, which options vest over a period of three years, one third of which vest on January 31 of each year beginning in 2016. The grant date fair value of such options was $1.65.
(5)	On January 31, 2015, the Company granted 18,000 options to Zhao Shudong, which options vest over a period of three years, one third of which vest on January 31 of each year beginning in 2016. The grant date fair value of such options was $1.65.

How does the Board of Directors determine which directors are independent?

The board of directors reviews the independence of each director yearly. During this review, the board of directors considers transactions and relationships between each director (and his or her immediate family and affiliates) and the Company and its management to determine whether any such relationships or transactions are inconsistent with a determination that the director is independent in light of applicable law, listing standards and the Company’s director independence standards. The Company believes that it maintains a majority of independent directors who are deemed to be independent under the definition of independence provided by NASDAQ Listing Rule 5605(a)(2).

What role does the Nominating Committee play in selecting nominees to the board of directors?

Two of the primary purposes of the Nominating Committee of the board of directors are (i) to develop and implement policies and procedures that are intended to ensure that the board of directors will be appropriately constituted and organized to meet its fiduciary obligations to the Company and its shareholders and (ii) to identify individuals qualified to become members of the board of directors and to recommend to the board of directors the director nominees for the annual meeting of shareholders. The Nominating Committee is also responsible for considering candidates for membership on the board of directors submitted by eligible shareholders. The Nominating Committee’s charter is available on the Company’s website at www.recon.cn under Investor Relations and in print upon request. The Nominating Committee of the Company’s board of directors was the only entity or person to nominate and/or recommend any of the director nominees.

Are the members of the Nominating Committee independent?

Yes. All members of the Nominating Committee have been determined to be independent by the board of directors.

How does the Nominating Committee identify and evaluate nominees for director?

The Nominating Committee considers candidates for nomination to the board of directors from a number of sources. Current members of the board of directors are considered for re-election unless they have notified the Company that they do not wish to stand for re-election. The Nominating Committee also considers candidates recommended by current members of the board of directors, members of management or eligible shareholders. From time to time the Board may engage a firm to assist in identifying potential candidates, although the Company did not engage such a firm to identify any of the nominees for director proposed for election at the meeting.

The Nominating Committee evaluates all candidates for director, regardless of the person or firm recommending such candidate, on the basis of the length and quality of their business experience, the applicability of such candidate’s experience to the Company and its business, the skills and perspectives such candidate would bring to the board of directors and the personality or “fit” of such candidate with existing members of the board of directors and management. The nominating committee does not have a specific policy in place with regard to the consideration of diversity when identifying director nominees, however, the nominating committee does consider diversity of opinion and experience when nominating directors.

What are the Nominating Committee’s policies and procedures for considering director candidates recommended by stockholders?

The Nominating Committee will consider all candidates recommended by stockholders. A shareholder wishing to recommend a candidate must submit the following documents to the Secretary of the Company at Recon Technology, Ltd, Room 1902, Building C, King Long International Mansion, 9 Fulin Road, Beijing 100107 China:

•	a recommendation that identifies the name and address of the shareholder and the person to be nominated;

•	the written consent of the candidate to serve as a director of the Company, if elected;

•	a description of all arrangements between the stockholders and such nominee pursuant to which the nomination is to be made; and

•	such other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC.

If the candidate is to be evaluated by the Nominating Committee, the Secretary will request a detailed resume, an autobiographical statement explaining the candidate’s interest in serving as a director of the Company, a completed statement regarding conflicts of interest, and a waiver of liability for a background check from the candidate.

What are the minimum qualifications required to serve on the Company’s board of directors?

All members of the board of directors must possess the following minimum qualifications as determined by the Nominating Committee:

•	A director must demonstrate integrity, accountability, informed judgment, financial literacy, creativity and vision;

•	A director must be prepared to represent the best interests of all Company shareholders, and not just one particular constituency;

•	A director must have a record of professional accomplishment in his or her chosen field; and

•	A director must be prepared and able to participate fully in board activities, including membership on committees.

What other considerations does the Nominating Committee consider?

The Nominating Committee believes it is important to have directors from various backgrounds and professions in order to ensure that the board of directors has a wealth of experiences to inform its decisions. Consistent with this philosophy, in addition to the minimum standards set forth above, business and managerial experience and an understanding of financial statements and financial matters are very important.

How may stockholders communicate with the members of the board of directors?

Stockholders and others who are interested in communicating directly with members of the board of directors, including communication of concerns relating to accounting, internal accounting controls or audit matters, or fraud or unethical behavior, may do so by writing to the directors at the following address:

Name of Director or Directors
c/o Secretary
Recon Technology, Ltd.
Room 1902, Building C

King Long International Mansion

9 Fulin Road

Beijing 100107 China

Does the Company have a Code of Business Ethics and Conduct?

The Company has adopted a Code of Business Ethics and Conduct, which is applicable to all directors, officers and associates of the Company, including the principal executive officer and the principal financial and accounting officer. The complete text of the Code of Business Ethics and Conduct is available on the Company’s web site at www.recon.cn and is also available in print upon request. The Company intends to post any amendments to or waivers from its Code of Business Ethics and Conduct (to the extent applicable to the Company’s principal executive officer and principal financial and accounting officer) at this location on its web site.

How often did the board of directors meet in fiscal 2015?

The board of directors met a total of five times during fiscal 2015. The Compensation Committee, the Audit Committee and the Nominating Committee each met five times during fiscal 2015. The board of directors invites, but does not require, directors to attend the Annual Meeting of stockholders. All of our directors attended the Company’s last Annual Meeting of stockholders.

What are the committees of the board of directors?

During fiscal 2015, the board of directors had standing Audit, Nominating, and Compensation Committees. The members of each of the Committees as of April 25, 2016, their principal functions and the number of meetings held during the fiscal year ended June 30, 2015, are shown below.

Compensation Committee

The members of the Compensation Committee are:

Hu Jijun, Chairman

Nelson N.S. Wong

Zhao Shudong

The Compensation Committee held five meetings during the fiscal year ended June 30, 2015. The Compensation Committee’s charter is available on the Company’s website at www.recon.cn under Investor Relations and in print upon request. The Compensation Committee’s principal responsibilities include:

•	Making recommendations to the board of directors concerning executive management organization matters generally;

•	In the area of compensation and benefits, making recommendations to the board of directors concerning employees who are also directors of the Company, consult with the CEO on matters relating to other executive officers, and make recommendations to the board of directors concerning policies and procedures relating to executive officers;

•	Making recommendations to the board of directors regarding all contracts of the Company with any officer for remuneration and benefits after termination of regular employment of such officer;

•	Making recommendations to the board of directors concerning policy matters relating to employee benefits and employee benefit plans, including incentive compensation plans and equity based plans; and

•	Administering the Company’s formal incentive compensation programs, including equity based plans.

The Compensation Committee may not delegate its authority to other persons. Similarly, the Compensation Committee has not engaged a compensation consultant to assist in the determination of executive compensation issues. While the Company’s executives will communicate with the Compensation Committee regarding executive compensation issues, the Company’s executive officers do not participate in any executive compensation decisions.

Audit Committee

The members of the Audit Committee are:

Nelson N.S. Wong, Chairman

Zhao Shudong

Hu Jijun

The Audit Committee held five meetings during the fiscal year ended June 30, 2015. The primary responsibility of the Audit Committee is to assist the board of directors in monitoring the integrity of the Company’s financial statements and the independence of its external auditors. The Company believes that each of the members of the Audit Committee is “independent” and that Mr. Wong qualifies as an “audit committee financial expert” in accordance with applicable NASDAQ Capital Market listing standards. In carrying out its responsibility, the Audit Committee undertakes to:

•	Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company;

•	Meet with the independent auditors and management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors;

•	Review with the independent auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company. The Audit Committee elicits recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. The Audit Committee emphasizes developing and maintaining the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper;

•	Review the internal accounting functions of the Company, the proposed audit plans for the coming year and the coordination of such plans with the Company’s independent auditors;

·	Review the financial statements contained in the annual report to stockholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and contents of the financial statements to be presented to the stockholders;

·	Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit;

·	Review accounting and financial human resources and succession planning within the Company;

·	Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors; and

·	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose, if, in its judgment, that is appropriate.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Nominating Committee

The members of the Nominating Committee are:

Zhao Shudong, Chairman

Nelson N.S. Wong

Hu Jijun

The Nominating Committee had five meetings during the fiscal year ended June 30, 2015. All members of the Nominating Committee are independent, as such term is defined by the NASDAQ Capital Market listing standards. The Nominating Committee undertakes to:

·	Identify individuals qualified to become members of the board of directors and to make recommendations to the board of directors with respect to candidates for nomination for election at the next annual meeting of shareholders or at such other times when candidates surface and, in connection therewith, consider suggestions submitted by shareholders of the Company;

·	Determine and make recommendations to the board of directors with respect to the criteria to be used for selecting new members of the Board of Directors;

·	Oversee the process of evaluation of the performance of the Company’s board of directors and committees;

·	Make recommendations to the board of directors concerning the membership of committees of the board and the chairpersons of the respective committees;

·	Make recommendations to the board of directors with respect to the remuneration paid and benefits provided to members of the board in connection with their service on the board or on its committees; and

·	Evaluate board and committee tenure policies as well as policies covering the retirement or resignation of incumbent directors.

The board of directors has determined to provide a process by which stockholders may communicate with the Board as a whole, a board committee or individual director. Stockholders wishing to communicate with the board as a whole, a board committee or an individual member may do so by sending a written communication addressed to the board of directors of the Company or to the committee or to an individual director, c/o Secretary, Recon Technology Ltd, Room 1902, Building C, King Long International Mansion, 9 Fulin Road, Beijing 100107 China. All communications will be compiled by the Secretary of the Company and submitted to the board of directors or the addressee not later than the next regular board meeting.

MANAGEMENT — BUSINESS HISTORY OF EXECUTIVE OFFICERS

For information as to the business history of our Chief Executive Officer, Mr. Yin, see the section “Proposal One: Election of Directors” elsewhere in this Proxy Statement.

Liu Jia

Chief Financial Officer

Age –33

Ms. Liu has served as our Chief Financial Officer since 2008. Prior to that, Ms. Liu assisted various companies, including Heilongjiang Province Jintian Group, with financial due diligence, field surveys and data analysis. While in college Ms. Liu served internships in Xinghua Certified Public Accountants, Ltd.; Beijing Zhongweihuahao Accountants Affairs Office; Tiantong Securities Co., Ltd. and Industrial and Commercial Bank of China, which internships focused on auditing, accounting and data analysis. Ms. Liu received her bachelor’s degree in 2006 from Beijing University of Chemical Technology, School of Economics and Management, and her master’s degree in industrial economics in 2009 from Beijing Wuzi University.

EMPLOYMENT AGREEMENTS WITH THE COMPANY’S
NAMED EXECUTIVE OFFICERS

We have employment agreements with each of our Chief Executive Officer, Chief Technology Officer and Chief Financial Officer. With the exception of the employment agreement with our Chief Financial Officer, each of these employment agreements provides for an indefinite term. Such employment agreements may be terminated (1) if the employee gives written notice of his or her intention to resign, (2) the employee is absent from three consecutive meetings of the board of directors, without special leave of absence from the other members of the board of directors, and the board of directors passes a resolution that such employee has vacated his office, or (3) the death, bankruptcy or mental incapacity of the employee. The employment agreement for our Chief Financial Officer provides for a one-year term, currently expiring on March 12, 2017. Such employment agreement may be terminated if Ms. Liu gives thirty days’ written notice of her intention to resign, or if the board of directors determines she can no longer perform her duties as Chief Financial Officer and provides her with thirty days’ written notice of termination.

Under Chinese law, we may only terminate employment agreements without cause and without penalty by providing notice of non-renewal one month prior to the date on which the employment agreement is scheduled to expire. If we fail to provide this notice or if we wish to terminate an employment agreement in the absence of cause, then we are obligated to pay the employee one month’s salary for each year we have employed the employee. We are, however, permitted to terminate an employee for cause without penalty to our company, where the employee has committed a crime or the employee’s actions or inactions have resulted in a material adverse effect to us.

EXECUTIVE COMPENSATION

The following table shows the annual compensation paid by us to Mr. Yin Shenping, our Chief Executive Officer, Mr. Chen Guangqiang, our Chief Technology Officer, and Ms. Liu, our Chief Financial Officer, for the years ended June 30, 2015 and 2014. No other employee’s total salary exceeded $100,000.

Name and principal position	Year	Salary	Bonus	Option Awards		Restricted Stock Awards		Total
Yin Shenping, Principal Executive Officer	2015	$126,347	$10,000		$—	$129,239	(1,2)	$265,586
	2014	$125,463	$10,455	$		$47,432	(1)	$183,350

Chen Guangqiang, Chief Technology Officer	2015	$117,343	$10,000		$—	$169,105	(1,2)	$296,448
	2014	$113,593	$10,000		$—	$67,365	(1)	$190,958

Liu Jia Chief Financial Officer	2015	$80,000	$7,390		$—	$7,332	(3)	$94,722
	2014	$80,000	$6,500	$		$—		$86,500

(1) On December 13, 2013, the Company granted 95,181 restricted shares to Mr. Yin Shenping and 135,181 restricted shares to Mr. Chen Guangqiang at an aggregate value of ¥4,207,496 ($688,782), based on the stock closing price of $2.99 at December 13, 2013. These restricted shares will be vested over three years with one third of the shares vesting every year from the grant date.

(2) On January 31, 2015, the Company granted 150,000 restricted shares to Mr. Yin Shenping and 150,000 restricted shares to Mr. Chen Guangqiang at an aggregate value of ¥3,038,558($495,000), based on the stock closing price of $1.65 at January 31, 2015. These restricted shares will vest over three years with one third of the shares vesting every year from the grant date.

(3) On January 31, 2015, the Company granted 32,000 options to Ms. Liu Jia, which options vest over a period of three years, one third of which vest on January 31 of each year beginning in 2016. The grant date fair value of such options was $1.65.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards				Shares Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Weighted Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout of value of unearned shares, units or other rights that have not vested
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
Yin Shenping	60,000	-	6.00	July 29, 2019 (2)	31,727	94,864	31,727	94,864	(4)
Principal Executive Officer	32,000	16,000	2.96	March 25, 2022 (3)	50,000	82,500	100,000	165,000	(5)
					-	-	320,000	281,600	(6)
Total	92,000	88,000	4.65		81,727	177,364	451,727	541,464

Chen Guangqiang	50,000	-	6.00	July 29, 2019 (2)	45,060	134,729	45,061	134,732	(4)
Chief Technology Officer	20,000	10,000	2.96	March 25, 2022 (3)	50,000	82,500	100,000	165,000	(5)
					-	-	320,000	281,600	(6)
Total	40,000	10,000	4.86		95,060	217,229	465,061	581,332

(2)	Options granted on July 30, 2009, which vest at a rate of 20% per year on the anniversary of the grant date and which are exercisable for $6.00 per share.
(3)	Options granted on March 26, 2012, which vest at a rate of 20% per year on the anniversary of the grant date and which are exercisable for $2.96 per share.
(4)	Based on the share price of Oct. 13, 2013.
(5)	Based on the share price of Jan 31, 2015.
(6)	Based on the share price of Oct. 16, 2015.

EQUITY COMPENSATION PLAN INFORMATION

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	815,600	$3.04	-
Equity compensation plans not approved by security holders	-	$-	-
Total	815,600	$3.04	-

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AND RELATED STOCKHOLDER MATTERS

The following table sets forth information with respect to beneficial ownership of our ordinary shares as of the date of this report, for each person known by us to beneficially own 5% or more of our ordinary shares, and all of our executive officers and directors individually and as a group. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as indicated below, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all ordinary shares shown as beneficially owned by them. Percentage of beneficial ownership is based on 6,265,125 Shares, which consists of 5,804,005 Shares outstanding as of May 25, 2016 and 461,120 shares subject to options that are exercisable within 60 days after May 25, 2016. Such shares subject to options are deemed to be outstanding for the purposes of computing the percentage ownership of the individual holding such shares, but are not deemed outstanding for purposes of computing the percentage for any other person shown in the table. Our major shareholders do not possess voting rights that differ from our other shareholders. The address of each of the below shareholders is c/o Recon Technology Ltd, Room 1902, Building C, King Long International Mansion, 9 Fulin Road, Beijing 100107 China.

	Amount of Beneficial Ownership	Percentage Ownership
Yin Shenping (1)	857,215	13.68%
Chen Guangqiang (2)	799,881	12.77%
Hu Jijun (3)	15,000	* %
Nelson Wong (4)	18,000	* %
Zhao Shudong (5)	12,000	* %
Liu Jia (6)	50,000	* %
Liu Hui (7)	833,681	13.31%
Chen Yiquan (7)	833,681	13.31%
Total	2,585,777	41.27%
Directors and Executive Officers as a Group (seven members)	1,752,096	27.97%

(1)	Includes 92,000 options to purchase ordinary shares that were exercisable and 81,727 stock award that were vested and to be vested within 60 days after May 25, 2016. Does not include 16,000 options that were not exercisable within 60 days after May 25, 2016.
(2)	Includes 70,000 options to purchase ordinary shares that were exercisable and 95,060 stock award that were vested and to be vested within 60 days after May 25, 2016. Does not include 10,000 options that were not exercisable within 60 days after May 25, 2016
(3)	Includes 23,333 options to purchase ordinary shares that were exercisable within 60 days after May 25, 2016.
(4)	Includes 26,333 options to purchase ordinary shares that were exercisable within 60 days after May 25, 2016.
(5)	Includes12,000 options that were not exercisable within 60 days after May 25, 2016.
(6)	Includes 60,667 options to purchase ordinary shares that were exercisable within 60 days after May 25, 2016.
(7)	Includes 458,525 Shares held by Chen Yiquan and 375,156 Shares held by Liu Hui. According to a jointly filed Schedule 13D dated December 27, 2010 (Accession No. 0001144204-10-068264), Chen Yiquan and Liu Hui share beneficial ownership of and have joint voting and dispositive power over the aggregate 833,681 Shares.
*	Less than 1%.

Certain Relationships and Related Transactions, and Director Independence.

Transactions with Related Persons

Because we do not have access certification to Jidong Oilfield, Nanjing Recon, one of our Domestic Companies conducted transactions with Jidong Oilfield through Beijing Yabei Nuoda Science and Technology Co. Ltd. (“Yabei Nuoda”), which has access certification to the oilfield and wherein one of the Founders, Mr. Yin Shenping, was the legal representative of before December 2013 and Chairman as of September 30, 2014. On October 30, 2014, Mr. Yin resigned from the chairman position and at that point Yabei Nuoda was no longer a related party of the Company after October 30, 2014. Mr. Yin does not have any equity interest in this company currently. Below is a summary of trade accounts receivable with related parties as of June 30, 2014 and 2015, respectively.

	June 30, 2014	June 30, 2015	June 30, 2015
Related Party	RMB	RMB	U.S. Dollars

Beijing Yabei Nuoda Science and Technology Co. Ltd. *	¥5,441,498	¥-	$-

Beijing Langchen Construction Company	726,800	726,800	119,367

Xiamen Huangsheng Hitek Computer Network Co.Ltd.	100,000	980,000	160,951

Xiamen Henda Hitek Computer Network Co. Ltd.	1,211,000	3,063,000	503,055

Total - related-parties, net	¥7,479,298	¥4,769,800	$783,373

Related Party	June 30, 2014	June 30, 2015	June 30, 2014
Non-current portion	RMB	RMB	U.S. Dollars

Beijing Yabei Nuoda Science and Technology Co. Ltd.	¥16,062,574	¥4,934,072	$810,352

Allowance for doubtful accounts	(1,606,257)	(493,407)	(81,035)

Total - related-parties, net	¥14,456,317	¥4,440,665	$729,317

Below is a summary of purchase advances to related parties as of June 30, 2014 and 2015, respectively

	June 30, 2014	June 30, 2015	June 30, 2015
Related Party	RMB	RMB	U.S. Dollars

Xiamen Huangsheng Hitek Computer Network Co. Ltd.	¥394,034	¥394,034	$64,715

Total	¥394,034	¥394,034	$64,715

In addition, included in the Company’s other receivables as of June 30, 2015 were amounts “due from ENI” after ENI ceased to be a VIE of the Company on December 16, 2010. In January 2012, ENI agreed to repay the loan on a determined payment schedule, and interest is accrued during the period at an annual rate of 4%. In accordance with the payment schedule, the principal plus accrued interest was to be repaid over three years on a quarterly basis beginning March 2012. The first four payments are RMB 1.2 million each. In March, June, September and December of 2012, the Company received RMB 4.8 million. Starting March 2013, installments for each quarter would be ¥1,777,653. The Company received the payments on time in March and June, 2013. On September 30, 2013, ENI proposed to extend the payment period and signed a new contract with the Company. According to the new arrangement, the remaining balance of this loan will be repaid over four years with quarterly installments of ¥699,147. The Company has continued to receive the payments under the agreement.

Accordingly, the current and non-current portion of the amount due from ENI at June 30, 2015 is RMB 2,624,071 ($430,967) and RMB 2,729,033 ($448,205), respectively.

The Company also had short-term borrowings from related parties. Below is a summary of the Company’s short-term borrowings due to related parties as of June 30, 2014 and 2015, respectively.

	June 30, 2014	June 30, 2015	June 30, 2015
Short-term borrowings due to related parties:	RMB	RMB	U.S. Dollars
Short-term borrowing from a Founder, 6.6% annual interest, due on December 25, 2014	¥5,007,728	¥-	-
Short-term borrowing from a Founder, 7.2% annual interest, due on October 20, 2015		6,013,200	987,584
Short-term borrowing from a Founder, 6.0% annual interest, due on October 2, 2015		3,403,431	558,966
Short-term borrowing from a Founder, 6.16% annual interest, due on October 12, 2015		1,600,274	262,822
Short-term borrowing from a Founder's family member, no interest, due on various dates.		5,700,000	936,145
Short-term borrowings from Xiamen Huasheng Haitian Computer Network Co. Ltd., no interest, due on November 14, 2015	200,000	200,000	32,847

Total short-term borrowings due to related parties	¥5,207,728	¥16,916,905	$2,778,364

Other than as described herein, no transactions required to be disclosed under Item 404 of Regulation S-K have occurred since the beginning of the Company’s last fiscal year.

Director Independence

The Board of Directors maintains a majority of independent directors who are deemed to be independent under the definition of independence provided by NASDAQ Stock Market Rule 4200(a)(15). Mr. Wong, Mr. Hu and Mr. Zhao are our independent directors.

PROPOSAL 2:

TO RATIFY THE APPOINTMENT OF FRIEDMAN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2016

(ITEM 2 ON THE PROXY CARD)

AUDIT COMMITTEE REPORT AND FEES PAID TO
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Who served on the Audit Committee of the board of directors during fiscal year 2015?

The members of the Audit Committee as of June 30, 2015 were Nelson N.S. Wong, Zhao Shudong and Hu Jijun. Each member of the Audit Committee is independent under the rules of the SEC and the NASDAQ Capital Market. The board of directors has determined that Mr. Wong, who is an independent director, is an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated under the Exchange Act.

What document governs the activities of the Audit Committee?

The Audit Committee acts under a written charter, which sets forth its responsibilities and duties, as well as requirements for the Audit Committee’s composition and meetings. The Audit Committee Charter is available on the Company’s website at www.recon.cn under Investor Relations.

How does the Audit Committee conduct its meetings?

During fiscal 2015, the Audit Committee met with the senior members of the Company’s financial management team and the Company’s independent registered public accounting firm. The Audit Committee’s agenda was established by the Chairman. At each meeting, the Audit Committee reviewed and discussed various financial and regulatory issues. The Audit Committee also had private, separate sessions from time to time with representatives of the Company’s independent registered public accounting firm, at which meetings candid discussions of financial management, accounting and internal control issues took place.

Does the Audit Committee review the periodic reports and other public financial disclosures of the Company?

The Audit Committee reviews each of the Company’s quarterly and annual reports, including Management’s Discussion of Results of Operations and Financial Condition. As part of this review, the Audit Committee discusses the reports with the Company’s management and considers the audit and review reports prepared by the independent registered public accounting firm about the Company’s quarterly and annual reports, as well as related matters such as the quality (and not just the acceptability) of the Company’s accounting principles, alternative methods of accounting under generally accepted accounting principles and the preferences of the independent registered public accounting firm in this regard, the Company’s critical accounting policies and the clarity and completeness of the Company’s financial and other disclosures.

What is the role of the Audit Committee in connection with the financial statements and controls of the Company?

Management of the Company has primary responsibility for the financial statements and internal control over financial reporting. The independent registered public accounting firm has responsibility for the audit of the Company’s financial statements and internal control over financial reporting. The responsibility of the Audit Committee is to oversee financial and control matters, among other responsibilities fulfilled by the Audit Committee under its charter. The Audit Committee meets regularly with the independent registered public accounting firm, without the presence of management, to ensure candid and constructive discussions about the Company’s compliance with accounting standards and best practices among public companies comparable in size and scope to the Company. The Audit Committee also regularly reviews with its outside advisors material developments in the law and accounting literature that may be pertinent to the Company’s financial reporting practices.

What has the Audit Committee done with regard to the Company’s audited financial statements for fiscal 2015?

The Audit Committee has:

·	reviewed and discussed the audited financial statements with the Company’s management; and

·	discussed with Friedman LLP, the Company’s independent registered public accounting firm for the 2015 fiscal year, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

Has the Audit Committee considered the independence of the Company’s auditors?

Friedman LLP has supplied the Audit Committee with written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee has discussed Friedman LLP’s independence with Friedman LLP. The Audit Committee has concluded that Friedman LLP is independent from the Company and its management.

Has the Audit Committee made a recommendation regarding the audited financial statements for fiscal 2015?

Based upon its review and the discussions with management and the Company’s independent registered public accounting firm, the Audit Committee recommended to the board of directors that the audited consolidated financial statements for the Company be included in the Company’s Annual Report on Form 10-K for fiscal 2015.

Has the Audit Committee reviewed the fees paid to the independent registered public accounting firm during fiscal 2015?

The Audit Committee has reviewed and discussed the fees paid to Friedman LLP during fiscal 2015 for audit, audit-related, tax and other services, which are set forth below under “Fees Paid to Independent Registered Public Accounting Firm.” The Audit Committee has determined that the provision of non-audit services is compatible with Friedman LLP’s independence.

What is the Company’s policy regarding the retention of the Company’s auditors?

The Audit Committee has adopted a policy regarding the retention of the independent registered public accounting firm that requires pre-approval of all services by the Audit Committee.

Who prepared this report?

This report has been furnished by the members of the Audit Committee as of June 30, 2015:

Nelson N.S. Wong, Chairman

Zhao Shudong

Hu Jijun

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

During fiscal 2014 and 2015, Friedman LLP’s fees for the annual audit of our financial statements and the quarterly reviews of the financial statements included in Forms 10-Q were $185,000 and $190,000, respectively.

Audit-Related Fees

During fiscal 2014 and 2015, Friedman LLP billed the Company $0 for audit-related services.

Tax Fees

The Company was not billed by Friedman LLP for tax services in fiscal 2014 and 2015.

All Other Fees

The Company was not billed by Friedman LLP for any other services in fiscal 2014 and 2015.

Audit Committee Pre-Approval Policies

Before Friedman LLP was engaged by the Company to render audit or non-audit services, the engagement was approved by the Company’s audit committee. All services rendered by Friedman LLP have been so approved.

WE RECOMMEND THAT YOU VOTE FOR THE RATIFICATION OF FRIEDMAN LLP
AS THE COMPANY'S FISCAL 2016 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3:

TO APPROVE, ON A NON-BINDING BASIS, THE COMPENSATION OF THE COMPANY’S EXECUTIVE OFFICERS FOR THE FISCAL YEAR ENDING JUNE 30, 2015

(ITEM 3 ON THE PROXY CARD)

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 requires public companies to provide shareholders with periodic advisory (non-binding) votes on executive compensation, also referred to as “say-on-pay” proposals. As described under the heading, “Executive Compensation” in this Proxy Statement, our executive compensation programs are designed to attract, motivate and retain our executive officers, who are critical to our success. Under these programs, our executive officers are rewarded for the achievement of annual, long-term and strategic goals, and corporate goals. Please read the “Executive Compensation” section beginning on page 15 for additional details about our executive compensation programs, including information about the fiscal year 2015 compensation of our Chief Executive Officer and each of the two other most highly compensated executive officers during 2015 (collectively, the “Named Executive Officers”).

We are asking our shareholders to indicate their support for our Named Executive Officers’ compensation as described in this Proxy Statement. This proposal gives our shareholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather to address the overall compensation of our Named Executive Officers and the philosophy, policy and practices as described in this Proxy Statement. Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the 2015 Annual Meeting:

“RESOLVED, that the shareholders approve, on a non-binding advisory basis, the compensation awarded to the Company’s Named Executive Officers, as disclosed under SEC rules, including the compensation tables and related narrative disclosures included in this proxy statement.”

Pursuant to the Exchange Act and the rules promulgated thereunder, this vote will not be binding on the Board or the Compensation Committee and may not be construed as overruling a decision by the Board or the Compensation Committee, creating or implying any change to the fiduciary duties of the Board or the Compensation Committee or any additional fiduciary duty by the Board or the Compensation Committee or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation. The Board and the Compensation Committee, however, may in their discretion take into account the outcome of the vote when considering future executive compensation arrangements.

Required Vote

In voting to approve the above resolution, shareholders may vote for the resolution, against the resolution or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes cast at the Meeting. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

GENERAL

Compensation Committee Interlocks and Insider Participation

None of the members of the board of directors who served on the Compensation Committee during the fiscal year ended June 30, 2015 were officers or employees of the Company or any of its subsidiaries or had any relationship with the Company requiring disclosure under SEC regulations.

Compliance with Section 16(a) Beneficial Ownership Reporting Requirements

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission reports of ownership and changes in beneficial ownership of the Company’s ordinary shares. Directors, executive officers and greater than ten percent shareholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the Company or written representations that no other reports were required, we believe that all reports were timely made.

Availability of Form 10-K to Stockholders

Rules promulgated by the SEC require us to provide an Annual Report to Stockholders who receive this Proxy Statement. We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of the Annual Report on Form 10-K for the fiscal year ended June 30, 2015 (without exhibits or documents incorporated by reference), are available without charge to shareholders upon written request to Secretary, Recon Technology, Ltd, Room 1902, Building C, King Long International Mansion, 9 Fulin Road, Beijing 100107 China, by calling 010-84945799 or via the Internet at www.recon.cn.

Stockholder Proposals

To be considered for inclusion in next year’s Proxy Statement or considered at next year’s annual meeting but not included in the Proxy Statement, stockholder proposals must be submitted in writing by February 9, 2017. All written proposals should be submitted to: Secretary, Recon Technology, Ltd, Room 1902, Building C, King Long International Mansion, 9 Fulin Road, Beijing 100107 China.

Stockholders Sharing an Address

We may send a single set of stockholder documents to any household at which two or more stockholders reside. This process is called “householding.” This reduces the volume of duplicate information received at your household and helps us to reduce costs. Your materials may be householded based on your prior express or implied consent. If your materials have been householded and you wish to receive separate copies of these documents, or if you are receiving duplicate copies of these documents and wish to have the information householded, you may write or call the following address or phone number: Secretary, Recon Technology, Ltd.,1902 Building C, King Long International Mansion, 9 Fulin Road, Beijing 100107, People’s Republic of China; +86 (10) 8494 5799.

Other Matters to Come Before the Meeting

The board of directors is not aware of any other business to be acted upon at the Annual Meeting. Pursuant to the Company’s bylaws, only the business described in the notice of the Annual Meeting of the stockholders will be conducted at such meeting.

Documents Incorporated By Reference

 The SEC allows us to “incorporate by reference” information into this Proxy Statement.  This means that the Company can disclose important information to you by referring you to another document filed separately with the SEC.  The information incorporated by reference is considered to be a part of this Proxy Statement, except for any information that is superseded by information that is included directly in this Proxy Statement or in any other subsequently filed document that also is incorporated by reference herein.

 This Proxy Statement incorporates by reference our Annual Report on Form 10-K the fiscal year ended June 30, 2015 filed with the SEC on September 25, 2015 and certain portions of our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2015 filed with the SEC on November 13, 2015.

Annex A

RECON TECHNOLOGY, LTD.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS

June 30, 2016 (Beijing Time)

The undersigned hereby appoints Yin Shenping and Cheng Guangqiang, or either of them, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all of the ordinary shares of Recon Technoplogy, Ltd. (the “Company”) held of record by the undersigned at the close of business on May 27, 2016 at the Annual Meeting of Stockholders to be held at the offices of the Recon Technology, Ltd., Room 1902, Building C, King Long International Mansion, No. 9 Fulin Road, Beijing 100107, People’s Republic of China on June 30, 2016, at 9:00 a.m., Beijing Time, or any adjournment or postponement thereof (the “Meeting”) and authorizes and instructs said proxies to vote in the manner directed below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RECON TECHNOLOGY, LTD.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 and 3.

Proposal No. 1

Election of two class III directors to serve a terms expiring at the Annual Meeting of stockholders following the fiscal year ending June 30, 2016.

Nominees:	For	Withhold

Yin Shenping	☐	☐

Chen Guangqiang	☐	☐

Proposal No. 2 To ratify the appointment of Friedman LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2016.	For ☐	Against ☐	Abstain ☐

Proposal No. 3 To approve, by a non-binding vote, the compensation of the Company’s named executive officers.	For ☐	Against ☐	Abstain ☐

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder(s). If no direction is made, this proxy will be voted FOR each of the nominees on proposal No. 1 and FOR proposal No. 2.

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature (Please Sign Within Box)	Date	Signature (Joint Owners)	Date

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until

11:59 p.m. Eastern Time the day before the cut-off date or meeting date.

Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it to in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.